                                                                     EXHIBIT 3.1

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                         CHROMATICS INTERNATIONAL, INC.

                            ------------------------
                            Under Section 807 of the
                            Business Corporation Law
                            ------------------------


         We, the undersigned, Darby S. Macfarlane, President, and Leslie Foglesong, Secretary, of Chromatics International, Inc., a corporation organized and existing under the Business Corporation Law of the State of New York, do hereby certify as follows:

         1. The name of the corporation is Chromatics International, Inc.

         2. The certificate of incorporation of the corporation was filed by the Department of State on March 30, 1984.

         3. The text of the certificate of incorporation of the corporation is hereby changed and restated in order to (i) change the county in which the office of the corporation is located, (ii) change the address to which the Secretary of State shall mail a copy of process against the corporation served upon him and (iii) restate the text of the certificate of incorporation of the corporation to read in its entirety as follows:

         "FIRST: The name of the corporation is Chromatics International, Inc. (the "Corporation").

         SECOND: The purposes for which the corporation is to be formed are as follows:

                  (a) To engage in the research and development, marketing, distribution, purchase, sale (at wholesale or retail), export, license, design, manufacture, and/or rental or any computer, machine, technology, device, scheme, method, and/or products and goods (soft or hard) of every nature and kind either alone and/or relating to or in conjunction with the detection and analysis of the correct or appropriate color compatible beauty and other items for a person's skin pigment, such items to include but not be limited to hair tint, cosmetics and makeup of every nature and kind, furniture, fashion and wearing apparel, art jewelry, home and interior design, and environmental items of all kinds and nature.

                  (b) To act as consultants of every nature and kind in all areas of the beauty, make-up, fashion and apparel industries, and any and all other industries whatsoever and regardless of whether such services are rendered directly to businesses and/or the general public.

                  (c) To undertake to assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation, provided such acquisition is related to the purposes granted herein.

                  (d) To carry on, assist, and to participate with others, in the organization, financing (including lending and advancing money), liquidation or organization of firms, associations or corporations engaged in any similar lawful business enterprise, and to lend and advance money and to give credit to individuals, partnerships, corporations, joint stock associations, and trustees, either with or without security, provided, however, nothing herein contained shall be taken to authorize such corporation to engage in the business of banking or to deal in commercial paper in the exercise of the functions of banking.

                  (e) Directly or through ownership of stock in any corporation, to purchase or otherwise acquire, hold, manufacture, sell, exchange, mortgage, pledge, hypothecate, underwrite, deal in and dispose of stocks, bonds, notes, debentures, or other evidence of indebtedness and obligations and securities of any corporation, company, association, partnership, syndicate, entity, or person, domestic or foreign, or of any other domestic or foreign state, government, or governmental authority or of any political or administrative subdivision or department thereof, and certificates or receipts of any kind representing or evidencing any interest in any such stocks, bonds, notes, debentures, evidences of indebtedness, obligations, or securities to issue its own shares of stock, bonds, notes, debentures, evidences of indebtedness, obligations, securities, certificates, or receipts purchased or acquired by it, and, while the owner or holder of any such stocks, bonds, debentures, evidences of indebtedness, obligations, securities, certificates or receipts, to exercise all the rights of ownership permitted by law; to aid by loan, subsidy, guaranty, or otherwise, those issuing, creating, or responsible for any such stocks, bonds, notes, debentures, evidences of indebtedness, obligations, securities, certificates or receipts.

                  (f) To purchase or otherwise acquire, hold, exchange, pledge, hypothecate, sell, deal in, and dispose of mortgages covering any property, tax liens, and transfer of tax liens in real estate.

                  (g) To transact a general real estate agency and brokerage business, buying, selling and dealing in real estate and real property and any interest therein; on commission, or otherwise and renting and managing real estate; and to act as agent; or attorney-in-fact for any persons or corporations in buying, selling, holding and dealing in real estate; and any and all personal property collateral thereto and in such supervising, managing, managing, and protecting of such property and any interest therein and claims affecting same.

                  (h) To buy, sell or otherwise deal in as principal, factor, agent or broker, and upon commission or otherwise, all forms and kinds of securities, shares of stocks, bonds, debentures, warehouse receipts, promissory notes, open accounts, certificates of indebtedness, evidence of indebtedness of every kind, nature or character, commercial paper, mortgages, chattel mortgages and other similar instruments and rights, whether secured or unsecured; including bills and other accounts receivable, choses in action, leases, contracts of conditional sale, and any and all kinds of negotiable or non-negotiable paper (secured as well as unsecured), evidencing or connected with the purchase, sale or exchange of any and all kinds of personal property.

                  (i) To apply for purchase, or in any manner acquire to hold, own and operate, to sell or in any manner dispose of; to grant or license letters patent, copyrights, chemical formulas, rights of representation, licenses and privileges of any sort, an in any manner deal with, any and all such rights, interests, inventions, improvements and processes used in connection with or secured under such copyrights or under letters patent of the United States or other countries or otherwise, and to work, operate and develop the same.

                  (j) In general, to carry on any business connected with the foregoing, or incidental, appurtenant to or growing out of any of the foregoing, or in any way necessary, suitable or proper for the accomplishment of the aforesaid objects, purposes and powers, and to have and exercise all the powers conferred by the laws of New York upon corporations formed under the Business Corporation Law of the State of New York.

                  (k) The objects and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in no wise limited to or restricted by reference to, or inference from, the terms of any other clause in this Certificate of Incorporation, but the objects and purposes specified in each of the foregoing clauses of this Article shall be regarded as independent objects and purposes.

         THIRD: The office of the Corporation is to be located in Westchester County, New York.

         FOURTH: A. Authorization. The Corporation shall have authority to issue 10,000,000 shares of common stock, (the "Common Stock"), par value $0.001 per share, and 1,400,000 shares of preferred stock (the "Preferred Stock"), par value $0.01 per share, which shares shall be designated as Class A Preferred Stock;

         The relative rights, preferences and limitations of the shares of Common Stock and the Class A Preferred Stock shall be as hereinafter provided in this Article FOURTH.

     B.  Common Stock
         ------------

         (1) Dividends. Subject to the prior rights of the holders of the Class A Preferred Stock, the holders of Common Stock shall be entitled to receive such dividends as from time to time may be lawfully declared by the Board of Directors of the Corporation from any surplus of the Corporation.

                  (2) Voting Rights. The holders of Common Stock shall be entitled to all of the voting rights and privileges pertaining to Common Stock, without any limitations, prohibitions, restrictions or qualifications, and each share of Common Stock shall be entitled to one vote on any matter submitted to the vote of, or for the consent by, the shareholders of the Corporation.

                  (3) Liquidation. In the event of the voluntary or involuntary liquidation or winding up of the Corporation, after satisfying claims of creditors, secured and unsecured, and after distribution in full of the preferential amounts, if any, to be distributed to the holders of the Preferred Stock, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind lawfully available for distribution to shareholders, ratably in proportion to the number of shares of Common Stock held by them. Neither the sale, lease or exchange (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property and assets of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation, nor the merger of any other corporation into the Corporation, shall be deemed to be a dissolution, liquidation or winding up of the Corporation.

     C.  Class A Preferred Stock
         -----------------------

         (1) Dividends. The holders of the outstanding shares of Class A Preferred Stock shall be entitled to receive, pari passu, when and as declared by the Board of Directors, out of any assets at the time legally available therefor, dividends in cash at the rate of $.001 per annum (as adjusted for any reorganizations or stock splits, distributions or dividends with respect to such shares) before any dividend is paid on shares of Common Stock. Such dividend may be paid quarterly (in installments of $.00025 per share) or otherwise as the Board of Directors may from time to time determine. The Corporation shall make no distributions to the holders of common stock in any fiscal year unless and until such dividends shall have been paid to or declared and set apart upon the Class A Preferred Stock at the rate per annum set forth above for each quarter of such fiscal year, including the quarter in which such dividends upon the Common Stock are declared, provided, however, that the Corporation shall be entitled to repurchase or redeem shares of Common Stock pursuant hereto, and/or pursuant to its agreements with the holders thereof without paying or declaring dividends upon the Class A Preferred Stock. The right to such dividends on the Class A Preferred Stock shall not be cumulative and no rights shall accrue to holders of the Class A Preferred Stock by reason of the fact that dividends on said shares are not declared in any prior year, nor shall any undeclared or unpaid dividends bear or accrue interest.

         (2) Voting Rights. Subject to the provisions of Section C(6) of this Article FOURTH, the holders of record of Class A Preferred Stock shall be entitled to one vote per share at all meetings of shareholders of the Corporation and said voting rights shall be equal in all respects to the voting rights of the Corporation's Common Stock. The holders of record of the shares of the Class A Preferred Stock shall vote such shares together with the holders of the Corporation's Common Stock and not as a separate class.

         (3) Liquidation. (a) In the event of the voluntary or involuntary liquidation or winding up of the Corporation, after satisfying claims of creditors, secured and unsecured, the holders of the Class A Preferred Stock shall be entitled to receive out of the assets of the

Corporation available for distribution to shareholders, before any payment shall be made on the Common Stock or any other capital stock of the Corporation, the amount of $0.01 per share. Neither the sale, lease or exchange (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property and assets of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation, nor the merger of any other corporation into the Corporation, shall be deemed to be a dissolution, liquidation or winding up of the Corporation.

         (b) In the event that the assets of the Corporation available for distribution to the Holders of the Class A Preferred Stock upon any liquidation or winding up of the Corporation shall be insufficient to pay in full all amounts to which such holders are entitled, pursuant to paragraph (a) of this subsection (3), such distribution shall be made ratably, in proportion to the full distributable amounts to which holders of Class A Preferred Stock are respectively entitled upon such liquidation or winding up.

                  (4) Conversion Right.(a) Subject to Section C (5) of the Article FOURTH, upon the first to occur of (i) the Corporation's combined pre-tax net operating income (before interest expense), as reflected on the Corporations audited financial statements (but excluding, in each case, any extraordinary item and any revenues or earnings generated by businesses acquired by the Corporation by merger, consolidation, asset or stock acquisition or similar transaction in each case after the date (the "Commencement Date") of the filing of the Certificate of Amendment to the Certificate of Incorporation of the Corporation of which this provision is a part) for any two consecutive calendar years during the period commencing on the Commencement Date and ending on December 31, 1996 exceeding $20,000,000 or (ii) the closing bid quotation of the Common Stock on the National Association of securities dealers Automated Quotation System ("NASDAQ") (of the last sale price, if the Common Stock is principally traded on a national securities exchange or the NASDAQ national market System) being at least 546.67 on 30 consecutive trading days at any time during the period commencing on the Commencement Date and ending on December 31, 1996 (each such event referred to in the preceding subclauses (i) and (ii) being hereinafter referred to as an "Event" and each such date being hereinafter referred to as the "Event Date"), each share of Class A Preferred Stock outstanding immediately prior to the Event date shall be, at the option of the holders thereof upon written notice (the "Election Notice"), duly given to the Corporation within 30 days (the "Election Notice Period") of such holders receiving written notice from the Corporation (which notice shall be sent by certified mail, return receipt requested, to the address of such holder as it shall appear on the stock register of the Corporation) of the occurrence of the Event, convertible into 0.21739 shares of Common Stock, subject to the provisions for adjustment hereinafter set forth. Until such time as the certificates representing the Class A Preferred Stock to the converted pursuant to any such Election Notice shall have been surrendered and certificates evidencing the Common Stock to be issued shall have bene issued in accordance with the provisions of paragraph (c) of this subsection (4), the certificates representing the Class A Preferred Stock shall represent the shares of Common Stock issuable upon the conversion of such Class A Preferred Stock and the holders thereof shall be entitled to all the rights and privileges of the holders of the Common Stock. The Corporation shall give prompt written notice to the holders of the Class A Preferred Stock of the occurrence of an Event (which in any event shall be given not later than five days after the occurrence of such Event).

         (b)) The number of shares of Common Stock into which each share of Class A Preferred Stock is convertible shall be subject to the adjustment from time to time as follows:

                           (i) In the event the Corporation shall at any time or from time to time on or prior to the Event Date (A) declare a dividend or make a distribution on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (C) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, then, and in each such case, the number of shares of Common Stock into which each share of Class A Preferred Stock is convertible shall be adjusted so that the holder of each such share of Class A Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock which the holder of such share of Class A Preferred Stock would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this clause (i) shall become effective
                           (1) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares entitled to receive such dividend or distribution, or
                           (2) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

                           (ii) In the event of any merger, consolidation or other business combination in which the Corporation is not the surviving corporaiton or in the event of the sale or disposition of all or substantially all of the assets of the Corporaiton, the successor or purchasing corporation, as the case may be, shall deliver to each holder of shares of Class A Preferred Stock an undertaking that such holder shall have the right upon conversion to receive the kind and amount of securities, cash and property which such holder would have owned or been entitled to receive upon the happening of such merger, consolidation, business combination or sale had such shares been converted immediately prior to the happening of such event. Such undertaking shall provide for adjustments, which shall bed as nearly equivalent as may be practicable to the adjustments provided for in Section C(4) hereof. The provisions of this clause (ii) shall similarly apply to successive mergers, consolidations, business combinations and sales or transfers.

                           (iii) Whenever the number of shares of Common Stock into which each share of Class A Preferred Stock is convertible is adjusted as provided in Section C(4)(b) of this Article FOURTH or whenever a merger, consolidation or other business combination giving rise to certain rights on the part of the holders of the Class A Preferred Stock as provided in Section C(4)(b)(ii) of this Article FOURTH, occurs, the Corporation shall promptly mail by certified mail, return receipt requested, to the holders of record of the outstanding shares of Class A Preferred Stock at their respective addresses as the same appear on the stock register of the Corporation a notice either stating that the number of shares of Common Stock into which the shares of Class A Preferred Stock are convertible has been adjusted and setting forth the new number of shares of Common Stock into which each share of Class A Preferred Stock is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof, and when such adjustment became effective, or setting forth a brief statement of the kind and amount of securities, cash and/or property to be received by such holder for each issued and outstanding share of Class A Preferred Stock.

         (c) If the conditions set forth in paragraph (a) of Section C(4) hereof are met, within 10 days of delivering the Election Notice to the Corporation or as soon thereafter as practicable, the holders of the shares of Class A Preferred Stock electing to have such stock converted as provided herein shall deliver to the Corporation, at its then principal executive offices, certificates evidencing the shares of Class A Preferred Sock to be so converted, accompanied by appropriate endorsements, and transfer documents satisfactory to the Corporation. Upon surrender of such certificates and cancellation of the shares evidenced thereby the Corporaiton shall issue certificates evidencing Common Stock, registered in the name of the person specified by such holder, representing such number of shares of Common Stock issuable upon conversion of the shares of Class A Preferred Stock. The Corporaiton shall be liable for any documentary stamp, transfer or similar tax applicable to such conversion.

         (d) Notwithstanding any provision to the contrary, the Corporation shall not be required to issue a fractional share of Common Stock upon the conversion of any shares of Class A Preferred Stock, but in lieu thereof shall make a cash adjustment with respect thereto in an amount equal to the fair market value, calculated in the sole judgment of the Board of Directors, of such fractional share.

                  (5) Redemption. (a) The Corporation shall (i) not later than 10 days after the expiration of the Election Notice Period, if applicable, or
(ii) not later than 10 days after a determination (the "Determination") by the Board of Directors of the Corporaiton that an Event has not occurred within the relevant periods specified in Section C(4) of this Article FOURTH, if applicable, call for redemption (a) each share of Class A Preferred Stock that is not the subject of an Election Notice, or (B) all shares of Class A Preferred Stock, if the Board of Directors shall have made the Determination, as applicable, at a price per share of $0.01 per share, plus any declared but unpaid dividends on such shares of Class A Preferred Stock; provided, however, that the Board of Directors shall make a Determination on or prior to the 120th day after December 31, 1996. (Such tenth day after expiration of the Election Notice Period and such tenth day after a Determination, as applicable, being hereinafter referred to as the "Redemption Date.") Within 10 days of the Redemption Date or as soon thereafter as practicable, the holders of the shares of Class A Preferred Stock to be redeemed shall deliver to the Corporation, at its then principal executive offices, certificates evidencing the shares of Class A Preferred Stock to be so redeemed. Upon surrender of such certificates, the Corporation shall make payment of the redemption price to the holders of record of the shares of Class A Preferred Stock in cash or by certified check at their respective addresses as the same appear on the stock register of the Corporation.

         (b) If, in the judgment of the Board of Directors any redemption pursuant to this Section C.(5) would not be permitted pursuant to Section 513(a) of the Business Corporaiton Law of the State of New York, the Corporaiton shall redeem only that portion, if any, of the securities which it would be so permitted to redeem at such time ratably, in proportion to the number of shares of Class A Preferred Stock owned by the holders of the securities which would otherwise be redeemed at such time.

                  (6) Rights After Redemption Date. From and after the Redemption Date, all rights of the holders of the Class A Preferred Stock shall cease and terminate, except for (i) rights pursuant to paragraph (a) of Section C(5) of this Article FOURTH and (ii) dividend and liquidation rights of any shares of Class A Preferred Stock which are not redeemed as contemplated by paragraph (b) of Section C(5) of this Article FOURTH.

     D. Preemptive Rights. None of the holders of any class of the Common Stock or Preferred Stock of the Corporation shall have any preemptive rights otherwise provided for under Section 622 of the Business Corporation Law of the State of New York.

                  FIFTH: The Secretary of State is designated as the agent of the Corporaiton upon whom service of process against the Corporation may be served. The post office address within the state of New York to which the Secretary of State shall mail a copy of any process against the Corporation served on him is:

                                    Chromatics International, Inc.
                                    10 Old Jackson Avenue #28 (or 2B??)
                                    Hastings-on-Hudson, New York 10706
                                    Attention: Darby S. Macfarlane, President

                  SIXTH: No director of the Corporaiton shall be personally liable to the Corporation or its shareholders for damages for any breach of his duty as a director; provided, however, that nothing in this Article SIXTH shall eliminate or limit the liability of any director if a judgment or other final adjudication adverse to him establishes (i) that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or (ii) that he personally gained in fact a financial profit or other advantage to which he was not legally entitled or (iii) that his acts violated
         Section 719 of the Business Corporation Law of the State of New York.

                  4. The restatement of the certificate of incorporation herein certified was authorized by the Board of Directors of the corporation.

                  IN WITNESS WHEREOF, the undersigned have signed this restated certificate of incorporation and affirm under the penalties of perjury that the statements made herein are true this 26th day of October, 1992.

                                            /s/
                                            ----------------------------------
                                               Darby S. Macfarlane, President

                                            /s/
                                            ----------------------------------
                                                Leslie Foglesong
                                                Secretary

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                         CHROMATICS INTERNATIONAL, INC.

                Under Section 807 of the Business Corporation Law




Rosenman & Colin
575 Madison Avenue
New York, New York  10022

                         CERTIFICATE OF AMENDMENT TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                         CHROMATICS INTERNATIONAL, INC.

                            Under Section 805 of the
                            Business Corporation Law

         The undersigned, being duly elected President and Secretary, respectively, of Chromatics International, Inc. (the "Corporation"), a corporation organized and existing under the Business Corporation Law of the State of New York do hereby certify as follows:

         5. The name of the Corporation is CHROMATICS INTERNATIONAL, INC.

         6. The Certificate of Incorporation of the Corporation was filed by the Department of State on March 30, 1984. The Company's Amended and Restated Certificate of Incorporation was filed by the Department of State on October 29, 1992. The Corporation was formed under the name Chromatics International, Inc.

         7. The purpose of this Amendment to the Certificate of Incorporation of the corporation is to change the name of the Corporation.

         8. To accomplish the foregoing, Article FIRST of the Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

                  "FIRST: The name of the Corporation is Chromatics Color Sciences International, Inc."

         9. The foregoing amendment to the Certificate of Incorporation of the Corporation has been duly authorized by the unanimous written consent of the Board of Directors of the Corporation, followed by the affirmative vote of a majority of the outstanding share of common stock of the Corporation entitled to vote thereon.

         IN WITNESS WHEREOF, the undersigned have signed this Certificate and affirm under the penalties of perjury that the statements made herein are true, this 14th day of December, 1992.



                                            /s/
                                            ----------------------------------
                                                 Darby Simpson MacFarlane
                                                 President


                                            /s/
                                            ----------------------------------
                                                 Leslie Foglesong
                                                 Secretary

                         CERTIFICATE OF AMENDMENT TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                         CHROMATICS INTERNATIONAL, INC.

                Under Section 805 of the Business Corporation Law




Rosenman & Colin
575 Madison Avenue
New York, New York  10022

                         CERTIFICATE OF AMENDMENT TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                         CHROMATICS INTERNATIONAL, INC.

                            Under Section 805 of the
                            Business Corporation Law

         The undersigned, being duly elected President and Secretary, respectively, of Chromatics International, Inc. (the "Corporation"), a corporation organized and existing under the Business Corporation Law of the State of New York do hereby certify as follows:

         1. The name of the Corporation is CHROMATICS INTERNATIONAL, INC.

         2. The Certificate of Incorporation of the Corporation was filed by the Department of State on March 30, 1984. The Company's Amended and Restated Certificate of Incorporation was filed by the Department of State on October 29, 1992. The Corporation was formed under the name Chromatics International, Inc.

         3. The purpose of this Amendment to the Certificate of Incorporation of the corporation is to change the name of the Corporation.

         4. To accomplish the foregoing, Article FIRST of the Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

                  "FIRST: The name of the Corporation is Chromatics Color Sciences International, Inc."

         5. The foregoing amendment to the Certificate of Incorporation of the Corporation has been duly authorized by the unanimous written consent of the Board of Directors of the Corporation, followed by the affirmative vote of a majority of the outstanding share of common stock of the Corporation entitled to vote thereon.

         IN WITNESS WHEREOF, the undersigned have signed this Certificate and affirm under the penalties of perjury that the statements made herein are true, this 14th day of December, 1992.



                                            /s/
                                            ----------------------------------
                                            Darby Simpson MacFarlane
                                            President


                                            /s/
                                            ----------------------------------
                                            Leslie Foglesong
                                            Secretary

                         CERTIFICATE OF AMENDMENT TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                         CHROMATICS INTERNATIONAL, INC.

                  Under Section 805 of the Business Corporation






Rosenman & Colin
575 Madison Avenue
New York, New York 10022
Attn:  Sherri C. Shapiro

                         CERTIFICATE OF AMENDMENT TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                  CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.

                            Under Section 805 of the
                            Business Corporation Law

         We, the undersigned, Darby S. Macfarlane, President, and Leslie Foglesong, Secretary, of Chromatics Color Sciences International, Inc., a corporation organized and existing under the Business Corporation Law in the State of New York, do hereby certify as follows:

         6. The name of the Corporation is Chromatics Color Sciences International, Inc.

         7. The Certificate of Incorporation of the Corporation was filed by the Department of State on March 30, 1984. The Company's Amended and Restated Certificate of Incorporation was filed by the Department of State on October 20, 1992. The Company's Certificate of Amendment to the Certificate of Incorporation was filed by the Department of State on December 16, 1992. The Corporation was formed under the name Chromatics International, Inc.

         8. The purpose of this Amendment to the Certificate of Incorporation is to (i) increase the number of authorized shares of Common Stock of the Company from 10,000,000 shares to 25,000,000 shares and (ii) to extend for one year from December 31, 1996 to December 31, 1997 the expiration date of the period during which the Corporation's outstanding Class A Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock") can become convertible into Common Stock upon the Corporation's achieving certain stock performance or earnings goals and to likewise extend the date by which the Corporation is to call the Preferred Stock for redemption if such goals are not met:

         9. To accomplish the foregoing, Article FOURTH of the Certificate of Incorporation is hereby amended as follows:

                  (a) Paragraph A of Article FOURTH is hereby amended to read in its entirety as follows:

                  "FOURTH: A. Authorization. The Corporation shall have the authority to issue 25,000,000 shares of common stock (the "Common Stock"), par value $0.001 per share, and 1,400,000 shares of preferred stock (the "Preferred Stock"), par value $0.01 per share, which shares shall be designated as Class A Preferred Stock.

                  The relative rights, preferences and limitations of the shares of Common Stock and Class A Preferred Stock shall be as hereinafter provided in Article FOURTH."

                  (b) Paragraph C(4)(a) of Article FOURTH is hereby amended to read in its entirety as follows:

                  "(a) Subject to Section C. (5) of this Article FOURTH, upon the first to occur of (i) the Corporation's combined pre-tax net operating income (before interest expense), as reflected on the Corporation's audited financial statements (but excluding, in each case, any extraordinary items and any revenues or earnings generated by businesses acquired by the Corporation by merger, consolidation, asset or stock acquisition or similar transaction, in each case after the date (the "Commencement Date") of the filing of the Certificate of Amendment to the Certificate of Incorporation of the Corporation of which this provision is a part) for any two consecutive Commencement Date and ending on December 31, 1997 exceeding $20,000,000 or (ii) the closing bid quotation of the Common Stock of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") (or the last sales price, if the Common Stock is principally traded on a national securities exchange or the NASDAQ National Market System) being at least $46.67 on 30 consecutive trading days at any time during the period commencing on the Commencement Date and ending on December 31, 1997 (each such event referred to in the preceding subclauses (i) and (ii) being hereinafter referred to as an "Event" and each such date being hereinafter referred to as the "Event Date"), each share of Class A Preferred Stock outstanding immediately prior to the Event Date shall be, at the option of the holders thereof upon written notice (the "Election Notice") duly given to the Corporation within 30 days (the "Election Notice Period") of such holders receiving written notice from the Corporation (which notice shall be sent by certified mail, return receipt requested, to the address of such holder as it shall appear on the stock register of the Corporation) of the occurrence of the Event, convertible into .6521739 shares of Common Stock, subject to the provisions for adjustment hereinafter set forth. Until such time as the certificates representing the Class A Preferred Stock to be converted pursuant to any such Election Notice shall have been surrendered and certificates evidencing the Common Stock to be issued shall have been issued in accordance with the provisions of paragraph (c) of this subsection (4), the certificates representing the Class A Preferred Stock shall represent the shares of Common

         Stock issuable upon the conversion of such Class A Preferred Stock and the holders thereof shall be entitled to all the rights and privileges of the holders of the Common Stock. The Corporation shall give prompt written notice to the holders of the Class A Preferred Stock of the Occurrence of an Event (which in any event shall be given not later than five days after the occurrence of such Event)."

                  (c) The First sentence of Paragraph C(5)(a) of Article Fourth is hereby amended to read as follows:

                  "(a) The Corporation shall (i) not later than 10 days after the expiration of the Election Notice Period without the Corporation having received an Election Notice, if applicable, or (ii) not later than 10 days after a determination (the "Determination") by the Board of Directors of the Corporation that an Event has not occurred within the relevant periods specified in Section C. (4) of this Article FOURTH, if applicable, call for redemption (A) each share of Class A Preferred Stock that is not the subject of an Election Notice, or (B) all shares of Class A Preferred Stock, if the Board of Directors shall have made the Determination, as applicable, at a price per share of $.01 per share, plus any declared but unpaid dividends on such shares of Class A Preferred Stock, provided, however, that the Board of Directors shall make a Determination on or prior to the 120th day after December 31, 1997."

         10. The foregoing amendment to the Certificate of Incorporation of the Corporation has been duly authorized by the unanimous consent of the Board of Directors of the Corporation, followed by the affirmative vote of a majority of the outstanding shares of Common Stock of the Corporation entitled to vote thereon.

         IN WITNESS WHEREOF, the undersigned have signed this Certificate and affirm under the penalties of perjury that the statements made herein are true, this 8th day of June, 1995.



                                            /s/
                                            ----------------------------------
                                            Darby Simpson Macfarlane
                                            President


                                            /s/
                                            ----------------------------------

                                            Leslie Foglesong
                                            Secretary

                         CERTIFICATE OF AMENDMENT TO THE

                                     TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                  CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.

               (Under Section 805 of the Business Corporation Law)






Rosenman & Colin
575 Madison Avenue
New York, New York 10022

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                  CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.

                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

         We, the undersigned, Darby Simpson Macfarlane, Chief Executive Officer, and Leslie Foglesong, Secretary of Chromatics Color Sciences International, Inc. (the "Corporation"), a corporation organized and existing under the Business Corporation Law of the State of New York, do hereby, certify as follows:

         11. The name of the Corporation is CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.

         12. The Certificate of Incorporation of the Corporation was filed by the Department of State on March 30, 1984. The Corporation was formed under the name Chromatics International, Inc.

         13. The Certificate of Incorporation of the Corporation, as heretofore amended, is hereby further amended to: (i) increase the number of authorized shares of Common Stock of the Company from 25,000,000 shares, par value $.001, to 50,000,000 shares, par value $.001, and (ii) increase the number of authorized shares of preferred stock from 1,400,000 shares of Class A Preferred Stock, par value $.01 per share, to a total of 11,400,000 shares of preferred stock, 1,400,000 of which shall continue to be the existing Class A Preferred Stock, par value

$.01 per share, and the balance of which shall be designated 10,00,000 shares of Class B Preferred Stock, no par value.

         14. To accomplish the foregoing:

                  (1) Article FOURTH paragraph A of the Certificate of Incorporation of the Corproation, relating to the authorized shares of the Corporation, is hereby amended to read in its entirety as follows:

                           "FOURTH: A. Authorization. The Corporation
                  shall have the authority to issue 50,000,000 shares of common stock (the "Common Stock"), par value $0.001 per share, and 11,400,000 shares of preferred stock (the "Preferred Stock"), 1,400,000 shares shall be designated as Class A Preferred Stock, having a par value of $0.01 per share and 10,000,000 shares of preferred stock shall be designated as Class B Preferred Stock, having no par value.

                           The relative rights, preferences and
                  limitations of the shares of Common Stock, Class A Preferred Stock and Class B Preferred Stock, shall be as hereinafter provided in Article FOURTH."

and (ii) that Article FOURTH paragraph D is now designated Article FOURTH paragraph E, and that a new Article FOURTH paragraphs to be added to the Certificate of Incorporation to read in its entirety as follows:

                  D. Class B Preferred Stock:

                           The Board of Directors of the Corporation
                  is authorized, subject to the limitations prescribed by law, to provide for the issuance of the Class B preferred Stock in series, to establish the number of shares to be included in each series and to fix the designation and the relative rights, preferences and limitations of the Class B Preferred Stock of each series. The authority of the Board of Directors with respect to each series shall include, but shall not be limited to, determination of the following:


                           (i) The number of shares of Class B
                           Preferred Stock constituting that series and the distinctive designation of that series.

                           (ii) The dividend rate on the Class B
                           preferred Stock of that series and whether dividends shall be cumulative and, if so, from which date or dates.

                           (iii) Whether the Class B preferred Stock of that series shall have voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights.

                           (iv) Whether the Class B Preferred Stock of that series shall have conversion privileges and, if so, the terms and conditions of such conversion, including, without limiting the generality thereof, provisions for adjustment of the conversion rate in such events as the Board of Directors shall determine.

                           (v) Whether the Class B Preferred Stock of that series shall be redeemable and, if so, the terms and conditions of such redemption, including, without limiting the generality thereof, the date or dates upon or after which such Class B Preferred Stock shall be redeemable and the amount per share payable in the event of redemption, which amount may vary under different conditions and at different redemption dates.

                           (vi) The rights of the Class B Preferred
                           Stock of that series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

                  15. The foregoing amendments to the Certificate of Incorporation of the Corporation have been duly authorized by unanimous consent of the Board of Directors of the Corporation, followed by the vote of the holders of at least a majority of all of the outstanding shares of the Corporation entitled to vote on said amendments to the Certificate of Incorporation.

                  IN WITNESS WHEREOF, the undersigned have signed this Certificate and affirm under the penalties or perjury that the statements made herein are true this 3rd day of June, 1996.

                                            /s/
                                            ----------------------------------
                                            Darby Simpson Macfarlane
                                            Chief Executive Officer



                                            /s/
                                            ----------------------------------
                                            Leslie Foglesong
                                            Secretary

                       CERTIFICATE OF AMENDMENT

                                OF THE

                    CERTIFICATION OF INCORPORATION

                                  OF

             CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.

           UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

         We, the undersigned, Darby S. Macfarlane, Chief Executive Officer, and Leslie Foglesong, Secretary, of Chromatics Color Sciences International, Inc. (the "Corporation"), a corporation organized and existing under the Business Corporation law of the State of New York, do hereby certify as follows:

         16. The name of the Corporation is CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.

         17. The Certificate of Incorporation of the Corporation was filed by the Department of State on March 30, 19984. The Corporation was formed under the name Chromatics International, Inc.

         18. The Certificate of Incorporation of the Corporation, as heretofore amended, is hereby further amended to extend for one year from December 31, 1997 to December 31, 1998 the expiration date of the period during which the Corporation's outstanding Class A Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock") can become convertible into Common Stock upon the Corporation's achieving certain stock performance or earnings goals and to likewise extend the date by which the Corporation is to call the Preferred Stock for redemption if such goals are not met.

         19. To accomplish the foregoing,

                  (a) Paragraph c(4)(a) of Article FOURTH of the Certificate of Incorporation of the Corporation, relating to the authorized shares of the Corporation, is hereby amended to read in its entirety as follows:

                  "(a) Subject to Section C(5) of this article FOURTH, upon the first to occur of (i) the Corporation's combined pre-tax net operating income (before interest expense), as reflected on the Corporation's audited financial statements (but excluding, in each case, any extraordinary items and any revenues or earnings generated by business acquired by the Corporation by merger, consolidation, asset-or stock acquisition or similar transaction, in each case after the date (the "Commencement Date") of the filing of the Certificate of Amendment to the Certificate of Incorporation of the Corporation of which this provision is a part) for any two consecutive calendar years during the period commencing on the Commencement Date and ending on December 31, 1998 exceeding $20,000,000 or (ii) the closing bid quotation of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") (or the last sales price, if the Common Stock is principally traded on a national securities exchange or the NASDAQ national Market System) being at least $46.67 on 30 consecutive trading days' at any time during the period commencing on the Commencement Date and ending on December 31, 1998 (each such event referred to in the preceding subclauses (i) and (ii) being hereinafter referred to as an "Event" and each such date being hereinafter referred to as the "Event Date"), each share of Class A Preferred Stock outstanding immediately prior to the Event Date shall be, at the option of the holders thereof upon written notice (the "Election Notice") duly given to the Corporation within 30 days (the "Election Notice Period") of such holders receiving written notice from the Corporation (which notice shall be sent by certified mail, return receipt requested, to the address of such holder as it shall appear on the stock register of the Corporation) of the occurrence of the Event, convertible into 6521739 shares of Common Stock, subject to the provisions for adjustment hereinafter set forth. Until such time as the certificates representing the Class A Preferred Stock to be converted pursuant to any such Election Notice shall have been surrendered and certificates evidencing the Common Stock to be issued shall have been issued in accordance with the provisions of paragraph (c) of this subsection (4), the certificates representing the Class A Preferred Stock shall represent the shares of Common Stock issuable upon the conversion of such Class A Preferred Stock and the holders thereof shall be entitled to all the rights and privileges of the holders of the Common Stock. The Corporation shall give prompt written notice to the holders of the Class A Preferred Stock of the occurrence of an Event (which in any event shall be given not later than five days after the occurrence of such Event)."

                           (ii) The first sentence of Paragraph C(5)(a) of
Article Fourth is hereby amended to read as follows:

                  "(a) The Corporation shall (i) not later than 10 days after the expiration of the Election Notice Period without the Corporation having received an Election Notice, if applicable, or (ii) not later than 10 days after a determination (the "Determination") by the Board of Directors of the Corporation that an Event has not occurred within the relevant periods specified in Section C(4) of this Article FOURTH, if applicable, call for redemption (A) each share of Class A Preferred Stock that is not the subject of an Election Notice, or
                  (B) all shares of Class A Preferred Stock, if the board of Directors shall have made the Determination, as applicable, at a price per share of $.01 per share, plus any declared but unpaid dividends on such shares of Class A Preferred Stock provided, however, that the Board of Directors shall make a Determination on or prior to the 120th day after December 31, 1998.@

         20. The foregoing amendment to the Certificate of Incorporation of the Corproation has been duly authorized by unanimous consent of the Board of Directors of the Corporation, followed by the vote of the holders of at least a majority of all of the outstanding shares of the Corporation entitled to vote on said amendments to the Certificate of Incorporation.

         IN WITNESS WHEREOF, the undersigned have signed this Certificate and affirm under the penalties of perjury that the statements made herein are true this 6th day of January, 1998.


                                            /s/
                                            ----------------------------------
                                            Darby S. Macfarlane
                                            Chairman of the Board


                                            /s/
                                            ----------------------------------
                                            Leslie Foglesong
                                            Secretary

                       CERTIFICATE OF AMENDMENT

                                OF THE

                     CERTIFICATE OF INCORPORATION

                                  OF

             CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.

                       UNDER SECTION 805 OF THE
                       BUSINESS CORPORATION LAW

                              * * * * * *







                           Rosenman & Colin
                          575 Madison Avenue
                        New York, NY 10022-2585

                       CERTIFICATE OF AMENDMENT

                                OF THE

                     CERTIFICATE OF INCORPORATION

                                  OF

             CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.

                           ----------------

                       Under Section 805 of the
                       Business Corporation Law

                           ----------------


         We, the undersigned, Darby S. Macfarlane, Chief Executive Officer, and Leslie Foglesong, Secretary, of Chromatics Color Sciences International, Inc. (the "Corporation"), a corporation organized and existing under the Business Corporation Law of the State of New York, do hereby certify as follows:

         21. The name of the Corporation is CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.

         22. The Certificate of Incorporation of the Corporation was filed by the Department of State on March 30, 1984. The Corporation was formed under the name Chromatics International, Inc.

         23. The Certificate of Incorporation of the Corporation, as heretofore amended, is hereby further amended (i) to effect a three-for-two split of the issued and outstanding shares of the Corporation's Common Stock, (ii) to extend for two years from December 31, 1998 to December 31, 2000 the expiration date of the period during which the Corporation's outstanding Class A Convertible Preferred Stock can become convertible into Common Stock upon the Corporation's achieving certain stock performance or earnings goal, (iii) to likewise extend the date by which the Corporation is to call the Class A Convertible Preferred Stock for redemption if such goals are not met, (iv) to revise the market price conversion feature of the Class A Convertible Preferred Stock to provide for adjustment upon the occurrence of certain events involving the Common Stock, including stock splits, reclassifications and the payment of stock dividends, and (v) to delete the exclusion of extraordinary items and revenues generated by businesses acquired by the Corporation from the calculation of the earnings goal that needs to be satisfied to trigger the conversion feature of the Class A Convertible Preferred stock.

         24. On February 13, 1998, there were approximately 9,289,944 shares of Common Stock, par value $0.001, issued and outstanding. As a result of the split contemplated by this Certificate of Amendment, there will be approximately 13,934,916 shares of Common Stock, par value $0.001, issued and outstanding and 36,064,085 shares of unissued Common Stock par value $0.001. The terms with respect to the Class A Preferred Stock change only to the extent that one of the Events (as defined in Article 5 herein) occurs; otherwise, the number par value and class of the Class A Preferred Stock remain unchanged.

         25. To accomplish the foregoing,

         (a) Paragraph A of Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

                           "A. Authorization. The Corporation shall have the
                  authority to issue (i) 50,000,000 shares of common stock (the "Common Stock"), par value $0.001 per share, and (ii) 11,400,000 shares of preferred stock (the "Preferred Stock"), of which 1,400,000 shares shall be designated as Class A Preferred Stock, having a par value of $0.01 per share, and 10,000,000 shares shall be designated as Class B Preferred Stock having no par value.

                           Each share of common Stock issued and outstanding
                  immediately prior to the effective date of the filing of the Certificate of Amendment of the Corporation's Certificate of Incorporation is hereby reclassified and changed into one and one-half fully paid and nonassessable shares of Common Stock, $0.001 par value, of the Corporation, and each holder of record of a certificate for one or more shares of Common Stock as of the close of business on the effective date of the filing of this amendment to the Corporation's Certificate of Incorporation shall be entitled to receive, as soon as practicable, upon surrender of such certificate, a certificate or certificates representing one and one-half shares of Common Stock for each share of Common Stock represented by the certificate of such holder, and any fractional shares resulting will be rounded up to the next whole share. Until such time as the certificates representing the Common Stock to be split pursuant hereto shall have been surrendered, the certificates representing the Common Stock shall represent the shares of Common Stock issuable upon the stock split of such Common Stock.

                           The relative rights, preferences and limitations of
                  the shares of Common Stock Class A Preferred Stock and Class B Preferred Stock shall be as hereinafter provided in Article FOURTH."

         (b) Paragraph C(4)(a) of Article FOURTH of the Certificate of Incorporation of the Corporation is hereby to read in its entirety as follows:

                  "(a) Subject to Section 5(5) of this Article FOURTH, upon the first to occur after the date (the "Commencement Date") of the filing of the Certificate of Amendment to the Certificate of Incorporation of the Corporation of which this provision is a part of (i) the Corporation's combined pre-tax net operating income (before interest expense), as reflected on the Corporation's audited financial statements for any two consecutive calendar years during the period commencing on the Commencement Date and ending on December 31, 2000 exceeding $20,000,000 or (ii) the closing bid quotation of the Common Stock on the National Association of Securities Dealers ("NASDAQ") (or the last sales price, if the Common Stock is principally traded on a national securities exchange or the NASDAQ National Market system) being at least $46.67, subject to the provisions for adjustment hereinafter set forth (the "Trigger Price"), on 36 consecutive trading days at any time during the period commencing on the Commencement Date and Ending on December 31, 2000 (each such event referred to in the preceding subclauses
                  (i) and (ii) being hereinafter referred to as an "Event" and each such date being hereinafter referred to as the "Event Date"), each share of Class A Convertible Preferred Stock outstanding immediately prior to the Event Date shall be at the option of the holders thereof upon written notice (the "Election Notice") duly given to the Corporation within 10 days (the "Election Notice Period") of such holders receiving written notice from the Corporation (which notice shall be sent by certified mail, return receipt requested to the address of such holder as it shall appear on the stock register of the Corporation) of the occurrence of the Event, convertible into .6521739 shares of Common Stock, subject tot he provisions for adjustment hereinafter set forth. In the event the Corporation shall at any time or from time to time on or prior to the Event date (A) declare a dividend or make a distribution of the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, by stock split or otherwise, or (C) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, by reverse stock split or otherwise, then, in each case, the Trigger Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be adjusted so that it shall equal the price determined by multiplying the Trigger Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action, and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action. Such adjustments shall be made successively whenever any event listed in clause (A), (B) or (C) above shall occur. After delivery of an Election Notice and until such time as the certificates representing the Class A Convertible Preferred Stock to be converted pursuant to such Election Notice shall have been issued in accordance with the provisions of paragraph (c) of this subsection (4), the certificates representing the Class A Convertible Preferred Stock shall represent the shares of Common Stock issuable upon the conversion of such Class A Convertible Preferred Stock and the holders thereof shall be entitled to all the rights and privileges of the holders of the Common Stock. The Corporation shall give prompt written notice to the holders of the Class A Convertible Preferred Stock of the occurrence of an Event (which in any event shall be given not later than five days after the occurrence of such Event)."

                           (c) The first sentence of Paragraph C(5)(a) of
Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended to read as follows:

                  "(a) The corporation shall (i) not later than 10 days after the expiration of the Election Notice Period without the Corporation having received an Election Notice, if applicable, or (ii) not later than 10 days after a determination (the "Determination") by the Board of Directors of the Corporation that an Event has not occurred within the relevant periods specified in Section C(4) of this Article FOURTH, if applicable, call for redemption (A) each share of Class A Preferred Stock that is not the subject of an Election Notice, or (B) all shares of Class A Preferred Stock, if the Board of Directors shall have made the Determination, as applicable, as a price per share of $.01 per share, plus any declared but unpaid dividends on such shares of Class A Preferred Stock, provided, however, that the Board of Directors shall make a Determination on or prior to the 120th day after December 31, 2000."

                  26. The foregoing amendments to the Certificate of Incorporation of the Corporation have been duly authorized by unanimous consent of the Board of Directors of the Corporation, followed by the vote of the holders of at least a majority of all of the outstanding shares of the Corporation ended to vote as said amendments to the Certificate of Incorporation.

                  IN WITNESS WHEREOF, the undersigned have signed this Certificate and affirm under the penalties of perjury that the statements made herein are true this _____ day of February, 1998.



                                            /s/
                                            ----------------------------------
                                            Darby S. Macfarlane,
                                            Chairman of the Board

                                            /s/
                                            ----------------------------------
                                            Leslie Foglesong,
                                            Secretary

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                  CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.

                                   ----------
                            Under Section 805 of the
                            Business Corporation Law
                                   ----------

         We, the undersigned, Darby S. Macfarlane, Chief Executive Officer, and Leslie Foglesong, Secretary, of Chromatics Color Sciences International, Inc. (the "Corporation"), a corporation organized and existing under the Business Corporation Law of the State of New York, do hereby certify as follows:

         27. The name of the Corporation is CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.

         28. The Certificate of Incorporation of the Corporation was filed by the Department of State on March 30, 1984. The Corporation was formed under the name Chromatics International, Inc.

         29. The Certificate of Incorporation of the Corporation, as heretofore amended, is hereby further amended to fix the relative rights, preferences and limitations with respect tot he Class B Preferred Stock, of the Corporation.

         30. To accomplish the foregoing.

         (i) Paragraph D of Article FOURTH of the Certificate of Incorporation of the Corporation is amended to read in its entirety as follows:

     "D.  Class B. Preferred Stock
          ------------------------

                  1. The Board of Directors of the Corporation is authorized, subject to the limitations prescribed by law, to provide for the issuance of the Class B Preferred Stock in series, to establish the number of shares to be included in each series and to fix the designation and the relative rights, preferences and limitations of the Class B Preferred Stock of each series. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                           (1) The number of shares of Class B Preferred Stock
                  constituting that series and the distinctive designation of that series.

                           (2) The dividend rate on the Class B Preferred Stock
                  of that series and whether dividends shall be cumulative and, if so, form which date or dates.

                           (3) Whether the Class B Preferred Stock of that
                  series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights.

                           (4) Whether the Class B Preferred Stock of that
                  series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including, without limiting the generality thereof, provisions for adjustment of the conversion rate in such events as the Board of Directors shall determine.

                           (5) Whether the Class B Preferred Stock of that
                  series shall be redeemable and, if so, the terms and conditions of such redemption, including, without limiting the generality thereof, the date or dates upon or after which such Class B Preferred Stock shall be redeemable and the amount per share payable in the event of redemption, which amount may vary under different conditions and at different redemption dates.

                           (6) The rights of the Class B Preferred Stock of that
                  series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

                  2.       Class B Series 1 Preferred Stock:

                           (1) The Corporation has authorized the creation of a
                  series of Class B Preferred Stock, consisting of 500,000 shares of Class B Preferred Stock, to be designated "Class B Series 1 Preferred Stock." Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Class B Series 1 Preferred Stock to a number less than that of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation. The Class B Series 1 Preferred Stock shall have a par value of $0.001 per share.

                           (2) (a) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the Class B Series 1 Preferred Stock with respect to dividends, the holders of shares of Class B Series 1 Preferred Stock in preference to the holders of shares of Common Stock, of the corporation and any other junior stock, shall be entitled to receive when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend payment Date after the first issuance of a share or fraction of a share of Class B Series 1 Preferred Stock in an amount per share (rounded to the nearest cent) equal to, subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amounts of all cash dividends and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Class B Series 1 Preferred Stock. In the event the Corporation shall at any time after January 11, 1999 (the "Rights Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Class B Series 1 Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                                    (b) The Corporation shall declare a dividend
                  or distribution on the Class B Series 1 Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

                                    (c) Dividends shall begin to accrue and be
                  cumulative on outstanding shares of Class B Series 1 Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Class B Series 1 Preferred Stock unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue form the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or a date after the record date for the determination of holders of shares of Class B Series 1 Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend payment Date in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Class B Series 1 Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share by share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Class B Series 1 Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

                           (3) The Holders of Class B Series 1 Preferred Stock
                  shall have the following voting rights:

                                    (a) Subject to the provision for adjustment
                  hereinafter set forth, each share of Class B Series 1 Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Class B Series 1 Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such numbers by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                                    (b) Except as otherwise provided herein or
                  by law, the holders of shares of Class B Series 1 Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

                                    (c) (i) if at any time dividends on any
                  Class B Series 1 Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Class B Series 1 Preferred stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of preferred Stock (including holders of the Class B Series 1 Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) Directors.

                                        (ii)During any default period, such
                  voting rights of the holders of Class B Series 1 Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Paragraph D.2.3(c) or any annual meeting of shareholders, and thereafter any annual meetings of shareholders, provided that neither such voting rights nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of Directors shall be exercised, unless the holders of one-third (1/3) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of the Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as they may exist up to two
                  (2) Directors or, if such right is exercised at an meeting, to elect two (2) Directors. If the number which may be an elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period during the continuance of such period the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Class B Series 1 Preferred Stock.


                                        (ii) Unless the holders of Preferred
                  Stock shall during an existing default period have previously exercised their right to elect Directors, the Board of Directors may order or any shareholder or shareholders owning the aggregate not less than twenty percent (20%) of the total number of shares of Preferred Stock outstanding irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the Chairman of Board or the President and Chief Executive officer of the Corporation. Notice of such meeting and of any annual meeting at which holders Pain Relief Preferred Stock are entitled to vote pursuant to this Paragraph

                  D.2(3)(c)(iii) shall be given each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than ten days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called similar notice by any shareholder or shareholders owning in the aggregate not less than twenty percent (20%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Paragraph D.2(3)(c)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the shareholders.

                                       (iv) In any default period the holders of
                  Common Stock, and other classes of stock of the Corporation if applicable shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two (2) Directors voting as a class, after the exercise of which right (y) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (z) any vacancy in the Board of Directors may (except as provided in Paragraph D.2(3)(c)(ii) be filled by a vote of a majority of the remaining Directors theretofore elected by the holders a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (z) of the foregoing sentence.

                                        (v) Immediately upon the expiration of a
                  default period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate and (z) the number of Directors shall be such number as may be provided for in the Certificate of Incorporation or By-laws irrespective of any increase made pursuant to the provisions of Paragraph D.2(3)(c)(ii) (such number being subject, however, to change thereafter in any manner provided by law or in the Certificate of Incorporation or By-laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

                                    (d) Except as set forth herein, holders of
                  Class B Series 1 Preferred Stock shall shave no special voting rights, and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

                          (4) Certain Restrictions.

                                    (a) Whenever quarterly dividends or other
                  dividends or distributions payable on the Class B Series 1 Preferred Stock as provided in

                  Paragraph D.2.(2) are in arrears, thereafter and until all accrued and unpaid dividends and distribution, whether or not declared, on shares of Class 8 Series 1 Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                                       (i) Declare or pay dividends on, make any
                  other distributions on or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Class B Series 1 Preferred Stock;

                                       (ii) Declare or pay dividends on or make
                  any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Class B Series 1 Preferred Stock except dividends paid ratably on the Class B Series i Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                                       (iii) Redeem or purchase or otherwise
                  acquire (or consideration share of any stock ranking on a parity (either as to dividends or upon liquidation dissolution or winding up) with the Class Series 1 Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange (or shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Class B Series 1 Preferred Stock; or

                                       (iv) Purchase or otherwise acquire for
                  consideration any shares of Class B Series 1 Preferred Stock or any shares of stock ranking on a parity with the Class B Series 1 Preferred Stock except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of its respective annual classes shall determine in good faith will result in fair and equitable treatment among the respective series or clauses.

                                    (b) The Corporation shall not permit any
                  subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Paragraph D.2(4)(a), purchase or otherwise acquire such shares at such time and in such manner.

                           (5) Any shares of Class B Series 1 Preferred Stock
                  purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new class or series Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to conditions and restriction on issuance set forth herein.

                                   (6) (a) Upon any liquidation (voluntary or
                  otherwise), dissolution or winding up of the Corporation , first the holders of the Corporation's Class A Preferred Stock will be entitled to a preferential liquidation payment of 0.01 per share; thereafter the holders of Class B Series 1 Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of 100 to 1 (as appropriately adjusted as set forth in paragraph (c) below to reflect such events to stock splits, stock dividends and recapitalization with respect to the Common Stock) with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

                                       (b) In the event the Corporation shall at
                  any time after the Rights Declaration Date (i) declare any dividend or Common Stock payable in shares of Common Stock,
                  (ii) subdivide the outstanding common stock; or (iii) combine the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                                    (7) If the Corporation shall enter into any
                  consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such event the shares of Class B Series 1 Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend out Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Class B Series 1 Preferred Stock shall be adjusted by multiplying each amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior ro such event.

                                    (8) The shares of Class B Series 1 Preferred
                  Stock shall not be redeemable.

                                    (9) The Class B Series 1 Preferred Stock
                  shall rank junior to all other classes of the Corporation's Preferred Stock as the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

                                    (10) Fractional Shares. Class B Series 1
                  Preferred Stock may be issued in the discretion of the Board of Directors of the Corporation in fractions of share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Class B Series 1 Preferred Stock.

                                    (11) Amendment. The Certificate of
                  Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Class B 1 Preferred Stock, so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Class B Series1 Preferred Stock, voting separately as a class."

                  31. The foregoing amendments to the Certificate of Incorporation of the Corporation have been duly authorized by unanimous consent of the Board of Directors of the Corporation.

                  IN WITNESS WHEREOF, the undersigned have signed this Certificate and affirm under the penalties of perjury that the statements made herein are true this 4th day of January, 1999.


                                                 /s/
                                                -----------------------------
                                                 Darby S. Macfarlane
                                                 Chief Executive Officer
                                                 Chairman of the Board

                                                 /s/
                                                ------------------------------
                                                 Leslie Foglesong
                                                 Secretary

          Certificate of Amendment of the Certificate of Incorporation

                                       of

                  CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.

                Under Section 805 of the Business Corporation Law

                                ----------------

                  It is hereby certified that:

                  FIRST:   The name of the corporation (the "Corporation") is
CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.

                  SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State on March 30, 1984. The Corporation was formed under the name Chromatics International, Inc.

                  THIRD: The Certificate of Incorporation of the Corporation, as heretofore amended, is hereby further amended to fix the relative rights, preferences and limitations with respect to the Class B Preferred Stock of the Corporation.

                  FOURTH:  To accomplish the foregoing,

                  (i) Paragraph D of Article FOURTH of the Certificate of Incorporation of the Corporation is amended to read as follows:

"3.      Class B Series 2 Preferred Stock:

         (1) The Corporation has authorized the creation of a series of Class B Preferred Stock to be designated "Class B Series 2 Convertible Preferred Stock" (the "Class B Convertible Preferred Stock").

         (2) The number of shares constituting the Class B Convertible Preferred Stock shall be fixed at 80,000. The Class B Convertible Preferred Stock shall have no par value.

         (3) The shares of Class B Convertible Preferred Stock shall, with respect to the distribution of assets on liquidation, dissolution or winding up of the Corporation, rank (i) senior and prior to the common stock, $.001 par value (the "Common Stock"), of the Corporation and any other class or series of capital stock of the Corporation hereafter issued, the terms of which specifically provide that shares of such class or series shall rank junior to shares of Class B Convertible Preferred Stock (collectively, the "Junior Securities"), (ii) on a parity with any other class or series of capital stock of the Corporation hereafter issued, the terms of which specifically provide that shares of such class or series shall rank on a parity with the shares of Class B Convertible Preferred Stock (collectively, the "Parity Securities") and (iii) junior to the Class A Convertible Preferred Stock and any other class or series of capital stock of the Corporation hereafter issued, the terms of which specifically provide that shares of such class or series shall rank senior to shares of Class B Convertible Preferred Stock (collectively, the "Senior Securities").

         (4) The holders of shares of Class B Convertible Preferred Stock shall not be entitled to any voting rights other than those provided by law. However, so long as any shares of Class B Convertible Preferred Stock are outstanding, the Corporation shall not and shall cause its subsidiaries not to, without the affirmative vote of the holders of a majority of the shares of the Class B Convertible Preferred Stock then outstanding, (a) alter or change adversely the absolute or relative powers, preferences or rights given to the Class B Convertible Preferred Stock, (b) alter or amend this Certificate of Amendment,
(c) authorize or create any class of stock ranking as to dividends or distribution of assets upon a liquidation or otherwise senior to the Class B Convertible Preferred Stock, (d) amend its Certificate of Incorporation, bylaws or other charter documents so as to affect adversely any rights of any holders of Class B Convertible Preferred Stock, (e) increase the authorized number of shares of Class B Convertible Preferred Stock or (f) enter into any agreement with respect to the foregoing.

         (5) Except as set forth in Section 7 hereof, the holders of shares of Class B Convertible Preferred Stock shall not be entitled to receive dividends with respect thereto.

         (6) (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, before any distribution or payment shall be made to the holders of outstanding Junior Securities, including, but not limited to, the Common Stock, the holders of outstanding shares of Class B Convertible Preferred Stock shall be entitled to receive, out of the assets of the Corporation at the time legally available therefor, in exchange for their shares of Class B Convertible Preferred Stock an amount in cash equal to $100.00 per share of Class B Convertible Preferred Stock, together with all accrued but unpaid dividends thereon, on a pari passu basis with the rights of the holders of any Parity Securities; provided, however, that the holders of the Class B Convertible Preferred Stock and any outstanding Parity Securities shall not be entitled to receive such preferential liquidation payments until the preferential liquidation payments on all outstanding Senior Securities have been paid in full. If, upon any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the assets of the Corporation available therefor shall be insufficient to permit the payment in full to the holders of outstanding shares of Class B Convertible Preferred Stock of the preferential liquidation amounts to which they are then entitled pursuant to the provisions of this clause (a), the entire assets of the Corporation thus distributable shall be distributed among the holders of outstanding shares of Class B Convertible Preferred Stock and any Parity Securities ratably, in proportion to the full amounts to which such holders would otherwise be entitled if such assets were sufficient to permit payment in full.

         (b) Upon any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after the payment in full to the holders of outstanding shares of Class B Convertible Preferred Stock and any Parity Securities of the preferential liquidation amounts to which they are then entitled pursuant to the provisions of clause (a) above, the holders of outstanding shares of Class B Convertible Preferred Stock shall not be entitled to participate in any further distributions made to the holders of the Common Stock or any other class of Senior Securities or Junior Securities.

         (c) At the option of the holders of a majority of the issued and outstanding Class B Convertible Preferred Stock, the sale of all or substantially all of the assets of the Corporation or the merger of the Corporation with or into another corporation shall be deemed to be a dissolution, liquidation or winding up of the Corporation.

         (7) (a) On the third anniversary of the date of initial issuance of the shares of Class B Convertible Preferred Stock (the "Redemption Date"), and provided the Corporation has not delivered a timely Extension Notice (as hereinafter defined), all of the outstanding shares of Class B Convertible Preferred Stock shall be subject to mandatory redemption by the Corporation for a purchase price payable in cash equal to $115.00 per share (such amount is hereinafter referred to the "Redemption Amount").

         (b) From and after the Redemption Date, unless (i) default shall be made by the Corporation on the Redemption Date in providing funds for the payment of the Redemption Amount payable, or (ii) the Corporation, in its sole discretion, has notified the holders of the shares of Class B Convertible Preferred Stock by written notice delivered at least thirty (30) days prior to the Redemption Date (the "Extension Notice") of its election to extend the Redemption Date to the fifth anniversary of the date of initial issuance of the shares of Class B Convertible Preferred Stock (the "Extended Redemption Date"), all rights of the holders of the shares of Class B Convertible Preferred Stock surrendered for redemption, except the right to receive the Redemption Amount in respect of such shares, shall cease and terminate. The redemption of the shares of Class B Convertible Preferred Stock upon the Redemption Date shall take place at the principal place of business of the Corporation. On the Redemption Date, the Corporation shall tender the Redemption Amount by check, subject to collection, against receipt of the certificate or certificates representing the shares of Class B Convertible Preferred Stock being redeemed.

         (c) If the Redemption Date has been extended to the Extended Redemption Date by timely delivery by the Corporation of the Extension Notice to each of the holders of the shares of Class B Convertible Preferred Stock then outstanding, on the Extended Redemption Date all of the outstanding shares of Class B Convertible Preferred Stock shall be subject to mandatory redemption by the Corporation for a purchase price payable in cash equal to $115.00 per share, together with all accrued but unpaid Extension Dividends (as hereinafter defined) (such amount is hereinafter referred to the "Extended Redemption Amount"). The "Extension Dividends" shall be the aggregate amount of dividends accrued and owing on the Class B Convertible Preferred Stock, which shall be paid at the rate of $8.00 per share per annum (computed on the basis of the actual number of days elapsed over a year of 365 days), shall accrue beginning on the day after the Redemption Date and shall be cumulative whether or not declared. From and after the Extended Redemption Date, unless default shall be made by the Corporation on the Extended Redemption Date in providing funds for the payment of the Extended Redemption Amount payable, all rights of the holders of the shares of Class B Convertible Preferred Stock surrendered for redemption, except the right to receive the Extended Redemption Amount in respect of such shares, shall cease and terminate. The redemption of the shares of Class B Convertible Preferred Stock upon the Extended Redemption Date shall take place at the principal place of business of the Corporation. On the Extended Redemption Date, the Corporation shall tender the Extended Redemption Amount by check, subject to collection, against receipt of the certificate or certificates representing the shares of Class B Convertible Preferred Stock being redeemed.

         (8) (a) Subject to the provision for adjustment set forth below, each share of the Class B Convertible Preferred Stock, plus the aggregate amount of all accrued but unpaid Extension Dividends, shall be convertible at the option of the holder thereof at any time after the date hereof, into a number of shares of Common Stock equal to the then effective Conversion Ratio (as hereinafter defined). As used herein, "Conversion Ratio," determined as of any date, shall equal the number of shares of Common Stock into which one share of Class B Convertible Preferred Stock is convertible pursuant to this Section 8, which shall be determined by dividing $100.00, plus the amount of all accrued but unpaid Extension Dividends per share, by the then effective Conversion Price (as defined below). The "Conversion Price" shall initially be $10.00 and shall be subject to adjustment as provided in Section 8(d). The Conversion Ratio shall initially be ten shares and shall be subject to adjustment as provided in
Section 8(d).

         (b) The Corporation shall at all times reserve and keep available for issuance upon the conversion of Class B Convertible Preferred Stock, free from any preemptive rights or any other actual contingent purchase rights of persons other than the holders of Class B Convertible Preferred Stock, such number of shares of its authorized but unissued shares of Common Stock as will from time to time be necessary to permit the conversion of all outstanding shares of Class B Convertible Preferred Stock, together with all accrued but unpaid dividends thereon, into shares of Common Stock, and shall take all action required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of Class B Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, fully paid, nonassessable and freely tradeable.

         (c) (i) Conversion of Class B Convertible Preferred Stock may be effected by any holder thereof upon the surrender to the Corporation at the offices of the Corporation of certificates representing Class B Convertible Preferred Stock to be converted, accompanied by a written notice stating that such holder elects to convert all or a specified portion of such Class B Convertible Preferred Stock in accordance with the provisions of this Section 8 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall pay the issue and transfer taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Class B Convertible Preferred Stock pursuant hereto. As promptly as practicable, and in any event within two business days after the surrender of such certificates representing Class B Convertible Preferred Stock and the receipt of such notice relating thereto, the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock to which the holder of Class B Convertible Preferred Stock being converted shall be entitled and (ii) if less than all of the shares represented by the surrendered certificates are being converted, a new certificate representing the number of shares of Class B Convertible Preferred Stock which remains outstanding upon such partial conversion. Such conversion shall be deemed to have been made at the close of business on the date of giving such notice so that the rights of the holder thereof as to Class B Convertible Preferred Stock being converted shall cease except for the right to receive shares of Common Stock in accordance herewith, and the persons entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

         (ii) If the Corporation fails to deliver to the holder such certificate or certificates pursuant to this Section 8, including for purposes hereof, any shares of Common Stock to be issued on account of accrued but unpaid dividends hereunder, on or prior to the third trading day after the date the holder surrenders to the Corporation the certificates to be converted (the "Delivery Date"), in addition to all other remedies that such holder may pursue hereunder or otherwise, the Corporation shall pay to such holder in cash, as liquidated damages and not as a penalty, $1,000 per day (increasing to $5,000 per day after the fifth trading day after the Delivery Date) until such certificates are delivered. If the Corporation fails to deliver to the holder such certificate or certificates pursuant to this Section 8 prior to the 15th day after the Delivery Date the Corporation shall, at the holder's option, (i) redeem from funds legally available therefor at the time of such redemption, such number of shares of Preferred Stock then held by such holder, as requested by such holder and
(ii) pay all accrued but unpaid dividends on account of the Class B Convertible Preferred Stock for which the Corporation shall have failed to issue Common Stock certificates hereunder, in cash. If such holder opts to redeem any number of shares of Preferred Stock pursuant to this Section 8(c)(ii), then the Corporation shall immediately redeem, from funds legally available therefor at the time of such redemption, such number of shares of Class B Convertible Preferred Stock then held by such holder, as requested by such holder. The redemption price shall be equal to the sum of (A) the aggregate of all accrued but unpaid dividends, plus

(B) the number of shares of Class B Convertible Preferred Stock then held by such holder multiplied by (1) the average closing price of the Corporation's Common Stock for the five trading days immediately preceding the Delivery Date multiplied by (2) the Conversion Ratio calculated on the Delivery Date. If the holder has requested that the Corporation redeem shares of Class B Convertible Preferred Stock pursuant to this Section 8(c)(ii) and the Corporation fails for any reason to pay the redemption price referenced above within seven days after such notice is deemed delivered pursuant to Section 8(c)(ii), the Corporation will pay interest on the redemption price at a rate of 15% per annum in cash to such holder, accruing from such seventh day until the redemption price and any accrued interest thereon is paid in full. Nothing herein shall limit a holder's right to pursue actual damages for the Corporation's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein (including, without limitation, damages relating to any purchase of shares of Common Stock by such holder to make delivery on a sale effected in anticipation of receiving certificates representing shares of Common Stock upon conversion, such damages to be in an amount equal to (A) the aggregate amount paid by such holder for the shares of Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by such holder from the sale of the shares of Common Stock issued by the Corporation pursuant to such conversion), and such holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

         (iii) In addition to any other rights available to the holder, if the Corporation fails to deliver to the holder such certificate or certificates pursuant to Section 8(c)(ii) by the Delivery Date and after the Delivery Date the holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver to the satisfaction of a sale by such holder of the shares underlying the Class B Convertible Preferred Stock which the holder anticipated receiving on the Delivery Date upon such conversion (a "Buy-In"), then the Corporation shall pay in cash to the holder (in addition to any remedies available to or elected by the holder) the amount by which (A) the holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock purchased for a Buy-In exceeds (B) the aggregate Conversion Price for the number of shares of Common Stock in the Buy-In for which such conversion was not timely honored. For example, if the holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 aggregate Conversion Price for the number of shares of Common Stock in the Buy-In, the Corporation shall be required to pay the holder $1,000. The holder shall provide the Corporation written notice indicating the amounts payable to the holder in respect of the Buy-In.

         (d) (i) In the event of any change in the number of issued and outstanding shares of capital stock of the Corporation by reason of any stock split, stock dividend, subdivision, merger, consolidation, recapitalization, combination, conversion or exchange of shares, or any other change in the corporate or capital structure of the Corporation which would have the effect of diluting or otherwise adversely affecting the rights and privileges of the holders of Class B Convertible Preferred Stock under this Section 8, the Conversion Ratio and Conversion Price in effect on the effective date thereof shall be adjusted so that the holder of any shares of Class B Convertible Preferred Stock shall be entitled to receive the number and type of shares of Common Stock or other securities of the Corporation which such holder would have owned or have been entitled to receive after the happening of any of the events described above had such shares of Class B Convertible Preferred Stock been converted into Common Stock immediately prior to the happening of such event or the record date therefor. An adjustment made pursuant to this Section 8(d) shall become effective (x) in the case of any such dividend or distribution to holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, merger, consolidation, recapitalization, combination, conversion or exchange, at the close of business on the day upon which such corporate action becomes effective.

         (ii) Except with respect to Excluded Securities (as defined below), in case the Corporation shall issue any shares of Common Stock or Common Stock Equivalents (as defined below) after the date of initial issuance of the shares of Class B Convertible Preferred Stock (the "Issue Date") at a price per share (or having a conversion or exercise price per share) of less than $10.00 per share (the "Adjusted Conversion Price"), in each such case the Conversion Price as in effect immediately prior thereto shall be reduced to the Adjusted Conversion Price and the Conversion Ratio shall be recalculated by dividing $100.00 by the Adjusted Conversion Price. Any adjustment made pursuant to this clause (ii) shall be made on the next business day following the date on which any such issuance is made and shall be effective retroactively to the close of business on the date of such issuance. For purposes of this clause (ii), the consideration receivable by the Corporation in connection with the issuance of additional shares of Common Stock or of Common Stock Equivalents since the Issue Date shall be deemed to be equal to (X) in the case the consideration received by the Corporation is cash, the sum of the aggregate offering price (before deduction of underwriting discounts or commissions and expenses payable to third parties, if any) of all such Common Stock and/or Common Stock Equivalents plus the minimum aggregate amount, if any, payable upon conversion, exchange or exercise of any such Common Stock Equivalents, and (Y) in the case the consideration received by the Corporation is other than cash, the fair market value of the consideration received by the Corporation as determined by the good faith judgment of the Board of Directors of the Corporation provided, however, that in the event the holder disagrees in good faith with the determination of the Board of Directors of the Corporation, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (an "Appraiser") selected in good faith by the holders of the Class B Convertible Preferred Stock; and provided, further, that the Corporation, after receipt of the determination by such Appraiser shall have the right to select in good faith an additional Appraiser meeting the same qualifications, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above. The issuance or reissuance of any shares of Common Stock or Common Stock Equivalents (whether treasury shares or newly issued shares) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the Conversion Price and Conversion Ratio pursuant to this clause (ii) shall not be deemed to constitute an issuance of Common Stock or Common Stock Equivalents by the Corporation to which clause
(i) of this Section 8(d) applies. Upon the expiration or termination of any unconverted, unexchanged or unexercised Common Stock Equivalents for which an adjustment has been made pursuant to this clause (ii), the adjustments shall forthwith be reversed to effect such Conversion Ratio as would have been in effect at the time of such expiration or termination had such Common Stock Equivalents, to the extent outstanding immediately prior to such expiration or termination, had never been issued. As used herein, "Excluded Securities" shall mean: (i) shares of Common Stock issuable upon conversion of the Class B Convertible Preferred Stock; (ii) shares of Common Stock issuable or issued to employees of the Corporation pursuant to the Management Option Plan (as hereinafter defined); (iii) any capital stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of the Corporation's capital stock; (iv) shares of Common Stock issuable upon conversion of any Common Stock Equivalents outstanding on the Issue Date, (v) shares of Common Stock issuable upon conversion of the Corporation's Class A Convertible Preferred Stock outstanding on the Issue Date or (vi) Common Stock issued upon the conversion or exercise of Common Stock Equivalents issued after the Issue Date as to which an adjustment to the Conversion Ratio has been made pursuant to this clause (d) upon the issuance of such Common Stock Equivalents. As used herein, "Common Stock Equivalents" shall mean securities convertible into, or exchangeable or exercisable for, shares of Common Stock of the Corporation. As used herein, the "Management Option Plan" shall mean the Corporation's 1992 Stock Option Plan, as amended.

         (iii) If the Corporation shall set a record date for the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution and shall thereafter, and before such dividend or distribution is paid or delivered to stockholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Conversion Ratio or the Conversion Price then in effect shall be made by reason of the taking of such record, and any such adjustment previously made as a result of the taking of such record shall be reversed.

         (e) (i) Unless sooner redeemed or converted in accordance with the provisions of Section 7 hereof or this Section 8 the outstanding shares of Class B Convertible Preferred Stock shall be subject to involuntary conversion at the option of the Corporation, at its sole discretion, in whole but not in part, at any time after six months after the Issue Date, for shares of the Corporation's Common Stock at the Conversion Ratio. The Corporation may effectuate such involuntary conversion on such date (the "Involuntary Conversion Date") provided that the following conditions have been met:

         (A) the Current Market Price (as hereinafter defined) of the Common Stock is equal to or in excess of one hundred and fifty percent (150%) of the Conversion Price for a period of at least ten (10) consecutive trading days; and

         (B) all of the shares of Common Stock into which the Preferred Stock is being converted have been registered under the Securities Act of 1933, as amended, and such registration has been declared effective by the Securities and Exchange Commission, and is effective on such date; and

         (C) the Corporation has a sufficient number of authorized shares of Common Stock reserved for issuance upon full conversion of the Class B Convertible Preferred Stock.

As used herein, "Current Market Price" shall mean for any day, the last sale price for the Common Stock on the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if not so listed or admitted to trading on any securities exchange, the last sale price for the Common Stock on the National Association of Securities Dealers National Market System, or, if the Common Stock shall not be listed on such system, the closing bid price in the over-the-counter market.

         (ii) Notice of involuntary conversion of outstanding shares of Class B Convertible Preferred Stock shall be sent by or on behalf of the Corporation, postage prepaid, to the holders of record of outstanding shares of Class B Convertible Preferred Stock not less than ten (10) and not more than twenty (20) days prior to the Involuntary Conversion Date.

         (iii) Notice having been so given as provided in clause (ii) above, from and after the Involuntary Conversion Date, unless default shall be made by the Corporation on the Involuntary Conversion Date in issuing the Common Stock issuable upon conversion of the Class B Convertible Preferred Stock pursuant to the Conversion Ratio, all rights of the holders of the shares of Class B Convertible Preferred Stock surrendered for conversion, except the right to receive the Common Stock in respect of such shares, shall cease and terminate. The involuntary conversion of the shares of Class B Convertible Preferred Stock for the Common Stock upon the Involuntary Conversion Date shall take place at the principal place of business of the Corporation. On the Involuntary Conversion Date, the Corporation shall tender such Common Stock against receipt of the certificate or certificates representing the shares of Class B Convertible Preferred Stock being converted.

         (iv) If any portion of the applicable redemption price under Sections 7 or 8 shall not be paid by the Corporation within seven (7) calendar days after the date due, interest shall accrue thereon at the rate of 15% per annum until the redemption price plus all such interest is paid in full (which amount shall be paid as liquidated damages and not as a penalty). In addition, if any portion of such redemption price remains unpaid for more than seven (7) calendar days after the date due, the holder of the Class B Convertible Preferred Stock subject to such redemption may elect, by written notice to the Corporation given within 30 days after the date due, to either (i) demand conversion in accordance with the formula and the time frame therefor set forth in Section 8 of all of the shares of Class B Convertible Preferred Stock for which such redemption price, plus accrued liquidated damages thereof, has not been paid in full (the "Unpaid Redemption Shares"), in which event the Conversion Price for such shares shall be the lower of the Current Market Price of the Corporation's Common Stock on the date such redemption price was originally due and the Current Market Price of the Corporation's Common Stock as of the holder's written demand for conversion, or (ii) invalidate ab initio such redemption, notwithstanding anything herein contained to the contrary. If the holder elects option (i) above, the Corporation shall within five (5) trading days of its receipt of such election deliver to the holder the shares of Common Stock issuable upon conversion of the Unpaid Redemption Shares subject to such holder conversion demand and otherwise perform its obligations hereunder with respect thereto; or, if the holder elects option (ii) above, the Corporation shall promptly, and in any event not later than five (5) trading days from receipt of holder's notice of such election, return to the holder all of the Unpaid Redemption Shares.

         (9) Upon any adjustment of the Conversion Price and the Conversion Ratio then in effect pursuant to the provisions of Section 8, then, and in each such case, the Corporation shall promptly deliver to each of the holders of Class B Convertible Preferred Stock a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation setting forth in reasonable detail the event requiring the adjustment, the method by which such adjustment was calculated and the Conversion Price and Conversion Ratio then in effect following such adjustment. Where appropriate, such notice to the holders of Class B Convertible Preferred Stock may be given in advance."

                  FIFTH: The foregoing Amendment of the Certificate of Incorporation of the Corporation was authorized by unanimous consent of the Board of Directors of the Corporation.

         IN WITNESS WHEREOF, the undersigned have signed this Certificate and affirm under the penalties of perjury that the statements made herein are true this 10th day of June, 1999.

                                               /s/ Darby S. Macfarlane
                                               ---------------------------------
                                               Darby S. Macfarlane
                                               Chief Executive Officer and
                                               Chairman of the Board

[Corporate Seal]

                                               /s/ Leslie Foglesong
                                               ---------------------------------
                                               Leslie Foglesong
                                               Secretary

                            CERTIFICATE OF CORRECTION

                                       OF

          CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION

                                       OF

                  CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.

                Under Section 105 of the Business Corporation Law

                             ----------------------


                  It is hereby certified that:

                  1. The name of the corporation is Chromatics Color Sciences International, Inc.

                  2. The instrument to be hereby corrected was filed by the Department of State on June 10, 1999.

                  3. The nature of the informality, error, incorrect statement, or defect of the said instrument to be hereby corrected is as follows: the introductory clause to Article Fourth of the Certificate of Amendment was not clear in indicating that the subsection 3 recited therein was not meant to replace Paragraph D in its entirety, but was meant to be added as a new subsection to Paragraph D of Article Fourth (after existing subsection 2).

                  4. The introductory clause to Article Fourth of the Certificate of Amendment hereinabove described is hereby corrected to read as follows:

                      "FOURTH: To accomplish the foregoing,

                  (i) Paragraph D of Article FOURTH of the Certificate of Incorporation of the Corporation is amended to add a new Section 3 thereof to read in full as follows:"

Signed on June 15, 1999.                             /s/ Darby S. Macfarlane
                                                     ---------------------------
                                                     Darby S. Macfarlane
                                                     Chairperson of the Board
                                                     and Chief Executive Officer

          Certificate of Amendment of the Certificate of Incorporation

                                       of

                  CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.

                Under Section 805 of the Business Corporation Law

                                ----------------

                  It is hereby certified that:

                  FIRST:   The name of the corporation (the "Corporation") is
CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.

                  SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State on March 30, 1984. The Corporation was

formed under the name Chromatics International, Inc.

                  THIRD: The Certificate of Incorporation of the Corporation, as heretofore amended, is hereby further amended to fix the relative rights, preferences and limitations with respect to the Class B Preferred Stock of the Corporation.

                  FOURTH:  To accomplish the foregoing,

                  (i) Paragraph D of Article FOURTH of the Certificate of Incorporation of the Corporation is amended to add a new Section 3 thereof to read in full as follows:

"3.      Class B Series 2 Preferred Stock:

         (1) The Corporation has authorized the creation of a series of Class B Preferred Stock to be designated "Class B Series 2 Convertible Preferred Stock" (the "Class B Convertible Preferred Stock").

         (2) The number of shares constituting the Class B Convertible Preferred Stock shall be fixed at 80,000. The Class B Convertible Preferred Stock shall have no par value.

         (3) The shares of Class B Convertible Preferred Stock shall, with respect to the distribution of assets on liquidation, dissolution or winding up of the Corporation, rank (i) senior and prior to the common stock, $.001 par value (the "Common Stock"), of the Corporation and any other class or series of capital stock of the Corporation hereafter issued, the terms of which specifically provide that shares of such class or series shall rank junior to shares of Class B Convertible Preferred Stock (collectively, the "Junior Securities"), (ii) on a parity with any other class or series of capital stock of the Corporation hereafter issued, the terms of which specifically provide that shares of such class or series shall rank on a parity with the shares of Class B Convertible Preferred Stock (collectively, the "Parity Securities") and (iii) junior to the Class A Convertible Preferred Stock and any other class or series of capital stock of the Corporation hereafter issued, the terms of which specifically provide that shares of such class or series shall rank senior to shares of Class B Convertible Preferred Stock (collectively, the "Senior Securities").

         (4) The holders of shares of Class B Convertible Preferred Stock shall not be entitled to any voting rights other than those provided by law. However, so long as any shares of Class B Convertible Preferred Stock are outstanding, the Corporation shall not and shall cause its subsidiaries not to, without the affirmative vote of the holders of a majority of the shares of the Class B Convertible Preferred Stock then outstanding, (a) alter or change adversely the absolute or relative powers, preferences or rights given to the Class B Convertible Preferred Stock, (b) alter or amend this Certificate of Amendment,
(c) authorize or create any class of stock ranking as to dividends or distribution of assets upon a liquidation or otherwise senior to the Class B Convertible Preferred Stock, (d) amend its Certificate of Incorporation, bylaws or other charter documents so as to affect adversely any rights of any holders of Class B Convertible Preferred Stock, (e) increase the authorized number of shares of Class B Convertible Preferred Stock or (f) enter into any agreement with respect to the foregoing.

         (5) Except as set forth in Section 7 hereof, the holders of shares of Class B Convertible Preferred Stock shall not be entitled to receive dividends with respect thereto.

         (6) (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, before any distribution or payment shall be made to the holders of outstanding Junior Securities, including, but not limited to, the Common Stock, the holders of outstanding shares of Class B Convertible Preferred Stock shall be entitled to receive, out of the assets of the Corporation at the time legally available therefor, in exchange for their shares of Class B Convertible Preferred Stock an amount in cash equal to $100.00 per share of Class B Convertible Preferred Stock, together with all accrued but unpaid dividends thereon, on a pari passu basis with the rights of the holders of any Parity Securities; provided, however, that the holders of the Class B Convertible Preferred Stock and any outstanding Parity Securities shall not be entitled to receive such preferential liquidation payments until the preferential liquidation payments on all outstanding Senior Securities have been paid in full. If, upon any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the assets of the Corporation available therefor shall be insufficient to permit the payment in full to the holders of outstanding shares of Class B

Convertible Preferred Stock of the preferential liquidation amounts to which they are then entitled pursuant to the provisions of this clause (a), the entire assets of the Corporation thus distributable shall be distributed among the holders of outstanding shares of Class B Convertible Preferred Stock and any Parity Securities ratably, in proportion to the full amounts to which such holders would otherwise be entitled if such assets were sufficient to permit payment in full.

         (b) Upon any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after the payment in full to the holders of outstanding shares of Class B Convertible Preferred Stock and any Parity Securities of the preferential liquidation amounts to which they are then entitled pursuant to the provisions of clause (a) above, the holders of outstanding shares of Class B Convertible Preferred Stock shall not be entitled to participate in any further distributions made to the holders of the Common Stock or any other class of Senior Securities or Junior Securities.

         (c) At the option of the holders of a majority of the issued and outstanding Class B Convertible Preferred Stock, the sale of all or substantially all of the assets of the Corporation or the merger of the Corporation with or into another corporation shall be deemed to be a dissolution, liquidation or winding up of the Corporation.

         (7) (a) On the third anniversary of the date of initial issuance of the shares of Class B Convertible Preferred Stock (the "Redemption Date"), and provided the Corporation has not delivered a timely Extension Notice (as hereinafter defined), all of the outstanding shares of Class B Convertible Preferred Stock shall be subject to mandatory redemption by the Corporation for a purchase price payable in cash equal to $115.00 per share (such amount is hereinafter referred to the "Redemption Amount").

         (b) From and after the Redemption Date, unless (i) default shall be made by the Corporation on the Redemption Date in providing funds for the payment of the Redemption Amount payable, or (ii) the Corporation, in its sole discretion, has notified the holders of the shares of Class B Convertible Preferred Stock by written notice delivered at least thirty (30) days prior to the Redemption Date (the "Extension Notice") of its election to extend the Redemption Date to the fifth anniversary of the date of initial issuance of the shares of Class B Convertible Preferred Stock (the "Extended Redemption Date"), all rights of the holders of the shares of Class B Convertible Preferred Stock surrendered for redemption, except the right to receive the Redemption Amount in respect of such shares, shall cease and terminate. The redemption of the shares of Class B Convertible Preferred Stock upon the Redemption Date shall take place at the principal place of business of the Corporation. On the Redemption Date, the Corporation shall tender the Redemption Amount by check, subject to collection, against receipt of the certificate or certificates representing the shares of Class B Convertible Preferred Stock being redeemed.

         (c) If the Redemption Date has been extended to the Extended Redemption Date by timely delivery by the Corporation of the Extension Notice to each of the holders of the shares of Class B Convertible Preferred Stock then outstanding, on the Extended Redemption Date all of the outstanding shares of Class B Convertible

Preferred Stock shall be subject to mandatory redemption by the Corporation for a purchase price payable in cash equal to $115.00 per share, together with all accrued but unpaid Extension Dividends (as hereinafter defined) (such amount is hereinafter referred to the "Extended Redemption Amount"). The "Extension Dividends" shall be the aggregate amount of dividends accrued and owing on the Class B Convertible Preferred Stock, which shall be paid at the rate of $8.00 per share per annum (computed on the basis of the actual number of days elapsed over a year of 365 days), shall accrue beginning on the day after the Redemption Date and shall be cumulative whether or not declared. From and after the Extended Redemption Date, unless default shall be made by the Corporation on the Extended Redemption Date in providing funds for the payment of the Extended Redemption Amount payable, all rights of the holders of the shares of Class B Convertible Preferred Stock surrendered for redemption, except the right to receive the Extended Redemption Amount in respect of such shares, shall cease and terminate. The redemption of the shares of Class B Convertible Preferred Stock upon the Extended Redemption Date shall take place at the principal place of business of the Corporation. On the Extended Redemption Date, the Corporation shall tender the Extended Redemption Amount by check, subject to collection, against receipt of the certificate or certificates representing the shares of Class B Convertible Preferred Stock being redeemed.

         (8) (a) Subject to the provision for adjustment set forth below, each share of the Class B Convertible Preferred Stock, plus the aggregate amount of all accrued but unpaid Extension Dividends, shall be convertible at the option of the holder thereof at any time after the date hereof, into a number of shares of Common Stock equal to the then effective Conversion Ratio (as hereinafter defined). As used herein, "Conversion Ratio," determined as of any date, shall equal the number of shares of Common Stock into which one share of Class B Convertible Preferred Stock is convertible pursuant to this Section 8, which shall be determined by dividing $100.00, plus the amount of all accrued but unpaid Extension Dividends per share, by the then effective Conversion Price (as defined below). The "Conversion Price" shall be $7.25 for the shares of Class B Convertible Preferred Stock issued on the date of initial issuance of shares of Class B Convertible Preferred Stock (the "Issue Date") and shall be subject to adjustment as provided in Section 8(d). For all shares of Class B Convertible Preferred Stock issued subsequent to the Issue Date the "Conversion Price" shall be the lower of (i) $7.25 and (ii) the average of the closing bid prices of the Common Stock over the five consecutive trading days ending on the date immediately prior to the date of the issuance of such shares, in either case subject to adjustment as provided in Section 8(d). The Conversion Ratio shall be subject to adjustment as provided in Section 8(d).

         (b) The Corporation shall at all times reserve and keep available for issuance upon the conversion of Class B Convertible Preferred Stock, free from any preemptive rights or any other actual contingent purchase rights of persons other than the holders of Class B Convertible Preferred Stock, such number of shares of its authorized but unissued shares of Common Stock as will from time to time be necessary to permit the conversion of all outstanding shares of Class B Convertible Preferred Stock, together with all accrued but unpaid dividends thereon, into shares of Common Stock, and shall take all action required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of Class B Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, fully paid, nonassessable and freely tradeable.

         (c) (i) Conversion of Class B Convertible Preferred Stock may be effected by any holder thereof upon the surrender to the Corporation at the offices of the Corporation of certificates representing Class B Convertible Preferred Stock to be converted, accompanied by a written notice stating that such holder elects to convert all or a specified portion of such Class B Convertible Preferred Stock in accordance with the provisions of this Section 8 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall pay the issue and transfer taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Class B Convertible Preferred Stock pursuant hereto. As promptly as practicable, and in any event within two business days after the surrender of such certificates representing Class B Convertible Preferred Stock and the receipt of such notice relating thereto, the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock to which the holder of Class B Convertible Preferred Stock being converted shall be entitled and (ii) if less than all of the shares represented by the surrendered certificates are being converted, a new certificate representing the number of shares of Class B Convertible Preferred Stock which remains outstanding upon such partial conversion. Such conversion shall be deemed to have been made at the close of business on the date of giving such notice so that the rights of the holder thereof as to Class B Convertible Preferred Stock being converted shall cease except for the right to receive shares of Common Stock in accordance herewith, and the persons entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

         (ii) If the Corporation fails to deliver to the holder such certificate or certificates pursuant to this Section 8, including for purposes hereof, any shares of Common Stock to be issued on account of accrued but unpaid dividends hereunder, on or prior to the third trading day after the date the holder surrenders to the Corporation the certificates to be converted (the "Delivery Date"), in addition to all other remedies that such holder may pursue hereunder or otherwise, the Corporation shall pay to such holder in cash, as liquidated damages and not as a penalty, $1,000 per day (increasing to $5,000 per day after the fifth trading day after the Delivery Date) until such certificates are delivered. If the Corporation fails to deliver to the holder such certificate or certificates pursuant to this Section 8 prior to the 15th day after the Delivery Date the Corporation shall, at the holder's option, (i) redeem from funds legally available therefor at the time of such redemption, such number of shares of Preferred Stock then held by such holder, as requested by such holder and
(ii) pay all accrued but unpaid dividends on account of the Class B Convertible Preferred Stock for which the Corporation shall have failed to issue Common Stock certificates hereunder, in cash. If such holder opts to redeem any number of shares of Preferred Stock pursuant to this
Section 8(c)(ii), then the Corporation shall immediately redeem, from funds legally available therefor at the time of such redemption, such number of shares of Class B Convertible Preferred Stock then held by such holder, as requested by such holder. The redemption price shall be equal to the sum of (A) the aggregate of all accrued but unpaid dividends, plus (B) the number of shares of Class B Convertible Preferred Stock then held by such holder multiplied by (1) the average closing price of the Corporation's Common Stock for the five trading days immediately preceding the Delivery Date multiplied by (2) the Conversion Ratio calculated on the Delivery Date. If the holder has requested that the Corporation redeem shares of Class B Convertible Preferred Stock pursuant to this Section 8(c)(ii) and the Corporation fails for any reason to pay the redemption price referenced above within seven days after such notice is deemed delivered pursuant to Section 8(c)(ii), the Corporation will pay interest on the redemption price at a rate of 15% per annum in cash to such holder, accruing from such seventh day until the redemption price and any accrued interest thereon is paid in full. Nothing herein shall limit a holder's right to pursue actual damages for the Corporation's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein (including, without limitation, damages relating to any purchase of shares of Common Stock by such holder to make delivery on a sale effected in anticipation of receiving certificates representing shares of Common Stock upon conversion, such damages to be in an amount equal to (A) the aggregate amount paid by such holder for the shares of Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by such holder from the sale of the shares of Common Stock issued by the Corporation pursuant to such conversion), and such holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

         (iii) In addition to any other rights available to the holder, if the Corporation fails to deliver to the holder such certificate or certificates pursuant to Section 8(c)(ii) by the Delivery Date and after the Delivery Date the holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver to the satisfaction of a sale by such holder of the shares underlying the Class B Convertible Preferred Stock which the holder anticipated receiving on the Delivery Date upon such conversion (a "Buy-In"), then the Corporation shall pay in cash to the holder (in addition to any remedies available to or elected by the holder) the amount by which (A) the holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock purchased for a Buy-In exceeds (B) the aggregate Conversion Price for the number of shares of Common Stock in the Buy-In for which such conversion was not timely honored. For example, if the holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 aggregate Conversion Price for the number of shares of Common Stock in the Buy-In, the Corporation shall be required to pay the holder

$1,000. The holder shall provide the Corporation written notice indicating the amounts payable to the holder in respect of the Buy-In.

         (d) (i) In the event of any change in the number of issued and outstanding shares of capital stock of the Corporation by reason of any stock split, stock dividend, subdivision, merger, consolidation, recapitalization, combination, conversion or exchange of shares, or any other change in the corporate or capital structure of the Corporation which would have the effect of diluting or otherwise adversely affecting the rights and privileges of the holders of Class B Convertible Preferred Stock under this Section 8, the Conversion Ratio and Conversion Price in effect on the effective date thereof shall be adjusted so that the holder of any shares of Class B Convertible Preferred Stock shall be entitled to receive the number and type of shares of Common Stock or other securities of the Corporation which such holder would have owned or have been entitled to receive after the happening of any of the events described above had such shares of Class B Convertible Preferred Stock been converted into Common Stock immediately prior to the happening of such event or the record date therefor. An adjustment made pursuant to this Section 8(d) shall become effective (x) in the case of any such dividend or distribution to holders of shares of Common Stock entitled to receive such dividend or distribution, or
(y) in the case of such subdivision, merger, consolidation, recapitalization, combination, conversion or exchange, at the close of business on the day upon which such corporate action becomes effective.

         (ii) Except with respect to Excluded Securities (as defined below), in case the Corporation shall issue any shares of Common Stock or Common Stock Equivalents (as defined below) after the Issue Date at a price per share (or having a conversion or exercise price per share) of less than the Conversion Price per share (the "Adjusted Conversion Price"), in each such case the Conversion Price as in effect immediately prior thereto shall be reduced (but not increased) to the Adjusted Conversion Price and the Conversion Ratio shall be recalculated and increased (but not decreased) by dividing $100.00 by the Adjusted Conversion Price. Any adjustment made pursuant to this clause (ii) shall be made on the next business day following the date on which any such issuance is made and shall be effective retroactively to the close of business on the date of such issuance. For purposes of this clause (ii), the consideration receivable by the Corporation in connection with the issuance of additional shares of Common Stock or of Common Stock Equivalents since the Issue Date shall be deemed to be equal to (X) in the case the consideration received by the Corporation is cash, the sum of the aggregate offering price (before deduction of underwriting discounts or commissions and expenses payable to third parties, if any) of all such Common Stock and/or Common Stock Equivalents plus the minimum aggregate amount, if any, payable upon conversion, exchange or exercise of any such Common Stock Equivalents, and (Y) in the case the consideration received by the Corporation is other than cash, the fair market value of the consideration received by the Corporation as determined by the good faith judgment of the Board of Directors of the Corporation provided, however, that in the event the holder disagrees in good faith with the determination of the Board of Directors of the Corporation, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (an "Appraiser") selected in good faith by the holders of the Class B Convertible Preferred Stock; and provided, further, that the Corporation, after receipt of the determination by such Appraiser shall have the right to select in good faith an additional Appraiser meeting the same qualifications, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above. The issuance or reissuance of any shares of Common Stock or Common Stock Equivalents (whether treasury shares or newly issued shares) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the Conversion Price and Conversion Ratio pursuant to this clause
(ii) shall not be deemed to constitute an issuance of Common Stock or Common Stock Equivalents by the Corporation to which clause (i) of this Section 8(d) applies. Upon the expiration or termination of any unconverted, unexchanged or unexercised Common Stock Equivalents for which an adjustment has been made pursuant to this clause (ii), the adjustments shall forthwith be reversed to effect such Conversion Ratio as would have been in effect at the time of such expiration or termination had such Common Stock Equivalents, to the extent outstanding immediately prior to such expiration or termination, had never been issued. As used herein, "Excluded Securities" shall mean: (i) shares of Common Stock issuable upon conversion of the Class B Convertible Preferred Stock; (ii) shares of Common Stock issuable or issued to employees of or consultants to the Corporation pursuant to the Management Option Plan (as hereinafter defined);
(iii) any capital stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of the Corporation's capital stock;
(iv) shares of Common Stock issuable upon conversion of any Common Stock Equivalents outstanding on the Issue Date, (v) shares of Common Stock issuable upon conversion of the Corporation's Class A Convertible Preferred Stock outstanding on the Issue Date or (vi) Common Stock issued upon the conversion or exercise of Common Stock Equivalents issued after the Issue Date as to which an adjustment to the Conversion Ratio has been made pursuant to this clause (d) upon the issuance of such Common Stock Equivalents. As used herein, "Common Stock Equivalents" shall mean securities convertible into, or exchangeable or exercisable for, shares of Common Stock of the Corporation. As used herein, the "Management Option Plan" shall mean the Corporation's 1992 Stock Option Plan, as amended.

         (iii) If the Corporation shall set a record date for the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution and shall thereafter, and before such dividend or distribution is paid or delivered to stockholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Conversion Ratio or the Conversion Price then in effect shall be made by reason of the taking of such record, and any such adjustment previously made as a result of the taking of such record shall be reversed.

         (e) (i) Unless sooner redeemed or converted in accordance with the provisions of Section 7 hereof or this Section 8 the outstanding shares of Class B Convertible Preferred Stock shall be subject to involuntary conversion at the option of the Corporation, at its sole discretion, in whole but not in part, at any time after six months after the Issue Date, for shares of the Corporation's Common Stock at the Conversion Ratio. The Corporation may effectuate such involuntary conversion on such date (the "Involuntary Conversion Date") provided that the following conditions have been met:

         (A) the Current Market Price (as hereinafter defined) of the Common Stock is equal to or in excess of one hundred and fifty percent (150%) of the Conversion Price for a period of at least ten (10) consecutive trading days; and

         (B) all of the shares of Common Stock into which the Preferred Stock is being converted have been registered under the Securities Act of 1933, as amended, and such registration has been declared effective by the Securities and Exchange Commission, and is effective on such date; and

         (C) the Corporation has a sufficient number of authorized shares of Common Stock reserved for issuance upon full conversion of the Class B Convertible Preferred Stock.

As used herein, "Current Market Price" shall mean for any day, the last sale price for the Common Stock on the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if not so listed or admitted to trading on any securities exchange, the last sale price for the Common Stock on the National Association of Securities Dealers National Market System, or, if the Common Stock shall not be listed on such system, the closing bid price in the over-the-counter market.

         (ii) Notice of involuntary conversion of outstanding shares of Class B Convertible Preferred Stock shall be sent by or on behalf of the Corporation, postage prepaid, to the holders of record of outstanding shares of Class B Convertible Preferred Stock not less than ten (10) and not more than twenty (20) days prior to the Involuntary Conversion Date.

         (iii) Notice having been so given as provided in clause (ii) above, from and after the Involuntary Conversion Date, unless default shall be made by the Corporation on the Involuntary Conversion Date in issuing the Common Stock issuable upon conversion of the Class B Convertible Preferred Stock pursuant to the Conversion Ratio, all rights of the holders of the shares of Class B Convertible Preferred Stock surrendered for conversion, except the right to receive the Common Stock in respect of such shares, shall cease and terminate. The involuntary conversion of the shares of Class B Convertible Preferred Stock for the Common Stock upon the Involuntary Conversion Date shall take place at the principal place of business of the Corporation.

On the Involuntary Conversion Date, the Corporation shall tender such Common Stock against receipt of the certificate or certificates representing the shares of Class B Convertible Preferred Stock being converted.

         (iv) If any portion of the applicable redemption price under Sections 7 or 8 shall not be paid by the Corporation within seven (7) calendar days after the date due, interest shall accrue thereon at the rate of 15% per annum until the redemption price plus all such interest is paid in full (which amount shall be paid as liquidated damages and not as a penalty). In addition, if any portion of such redemption price remains unpaid for more than seven (7) calendar days after the date due, the holder of the Class B Convertible Preferred Stock subject to such redemption may elect, by written notice to the Corporation given within 30 days after the date due, to either (i) demand conversion in accordance with the formula and the time frame therefor set forth in Section 8 of all of the shares of Class B Convertible Preferred Stock for which such redemption price, plus accrued liquidated damages thereof, has not been paid in full (the "Unpaid Redemption Shares"), in which event the Conversion Price for such shares shall be the lower of the Current Market Price of the Corporation's Common Stock on the date such redemption price was originally due and the Current Market Price of the Corporation's Common Stock as of the holder's written demand for conversion, or (ii) invalidate ab initio such redemption, notwithstanding anything herein contained to the contrary. If the holder elects option (i) above, the Corporation shall within five (5) trading days of its receipt of such election deliver to the holder the shares of Common Stock issuable upon conversion of the Unpaid Redemption Shares subject to such holder conversion demand and otherwise perform its obligations hereunder with respect thereto; or, if the holder elects option (ii) above, the Corporation shall promptly, and in any event not later than five (5) trading days from receipt of holder's notice of such election, return to the holder all of the Unpaid Redemption Shares.

         (9) Upon any adjustment of the Conversion Price and the Conversion Ratio then in effect pursuant to the provisions of Section 8, then, and in each such case, the Corporation shall promptly deliver to each of the holders of Class B Convertible Preferred Stock a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation setting forth in reasonable detail the event requiring the adjustment, the method by which such adjustment was calculated and the Conversion Price and Conversion Ratio then in effect following such adjustment. Where appropriate, such notice to the holders of Class B Convertible Preferred Stock may be given in advance. "

                  FIFTH: The foregoing Amendment of the Certificate of Incorporation of the Corporation was authorized by unanimous consent of the Board of Directors of the Corporation.

Signed on June 15, 1999.                         /s/ Darby S. Macfarlane
                                                 -------------------------------
                                                 Darby S. Macfarlane
                                                 Chairperson of the Board
                                                 and Chief Executive Officer